Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Periodic Report on Form 10-QSB for three month period ended September 30, 2005 of Andresmin Gold Corporation, a Montana corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Dean de Largie, President, principle executive officer and principal accounting officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 6, 2005                                                                   /s/ Dean de Largie
                                                                                               Dean de Largie, President, principal
                                                                                               executive officer and principal
                                                                                               financial officer

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